================================================================================

                                                                  Van Eck Global
================================================================================
                                                       Worldwide Insurance Trust
--------------------------------------------------------------------------------
[GRAPHIC]

                                                              SEMI-ANNUAL REPORT

                                                                   June 30, 2000

                                  discipline


                                                      Worldwide Hard Assets Fund



allocation



                                               diversity




                         GLOBAL INVESTMENTS SINCE 1955

                           Worldwide Hard Assets Fund

--------------------------------------------------------------------------------
Dear Shareholder:

We are pleased to report that the Worldwide Hard Assets Fund had a total return of 3.93% for the six months ended June 30, 2000, compared with a 0.42% decline for the S&P 500 Index.* During this period, hard assets had mixed results, with exceptional returns on most energy securities and healthy performance in the real estate sector, but disappointing results in most other hard asset sectors. Large allocations to the energy and real estate sectors and reductions in forest products and industrial metals holdings proved beneficial to portfolio performance during the period.

Review

In the first half of the year, energy commodities and stocks were the clear winners, particularly those that were natural gas related. Natural gas prices soared, up 92% during the period. Natural gas-oriented exploration and production companies, having languished in the first quarter, suddenly exploded higher in April and May as it became clear that the natural gas supply and demand equation was turning dramatically positive. A confluence of events was responsible for this, including favorable weather during April and May (30% warmer-than-normal weather led to increased natural gas usage for air conditioning and electricity generation), declining supplies, and a longer-than-expected maintenance period for nuclear generators, which resulted in greater demand for natural gas. These factors led to a significant inventory decline that continues to worsen.

The price of crude oil climbed over 35% during the six month period as OPEC agreed to limit production, inventories were at historical lows, and oil producers were reluctant to increase production. Exploration and production stocks were up approximately 52% and oil services stocks were up on average almost 40% over the last six months.

During the first half of the year, we increased the Fund's allocation to energy shares from 36% to 48% of Fund assets at the beginning of 2000, a move that helped performance. We continued to emphasize exploration and production companies, which have been prime beneficiaries of higher energy prices.

Real estate securities substantially outperformed the general market in the first half of the year, providing returns of over 13%. Strong fundamentals, very attractive valuations and 7% yields all contributed to the sector's strong performance. Another strong positive influence was an investor shift in focus from growth stocks to defensive value stocks, such as property stocks, in a highly volatile market in the second quarter. The top performing sectors among real estate securities in the first half were hotel and apartment stocks; office properties also performed well. Our emphasis on these sectors and our decision to increase the Fund's real estate allocation from about 15% in the beginning of the year to 20% by the end of June both boosted Fund returns.

The forest and paper products sector was down sharply overall in the first half of the year in spite of rising pulp prices. Lumber prices fell substantially lower and forest product stocks declined over 38% for the period despite strong fundamentals, promising supply/demand pictures and healthy corporate restructuring activity. Rather than focusing on these strengths, the market rejected cyclical stocks as central banks worldwide continued to raise interest rates and investors began to worry about a possible global economic slowdown. We reduced the Fund's position in forest and paper product stocks from 24% in January to the current weighting of approximately 10% as market direction became clear in the second quarter.

Being cyclical in nature, industrial metals shares experienced much of the same negative bias as the forest and paper products sector. As a result, they were down dramatically in the first half of the year, despite only a slight decline in related commodity prices and low inventories. We reduced the Fund's industrial metals weighting from over 12% at the start of the year to about 7% by June 30.

Precious metals have had mixed results so far this year with a slight decline in the price of gold, but record highs for platinum prices and strength in palladium prices as well. Precious metals shares, however, had disappointing performance. We have maintained a small position of about 8% in this sector, primarily in those metals shares that have an industrial demand base, such as palladium.

                           Worldwide Hard Assets Fund

--------------------------------------------------------------------------------

The Outlook

Looking forward, fundamentals for most hard asset sectors remain strong. Most commodity companies have very healthy earnings momentum. This momentum will probably slow in coming quarters, but we expect earnings to continue to surprise on the upside.

In terms of the macroeconomic picture, forecasts of a slowdown in global economic growth, we believe, have been exaggerated. The accelerated growth rates of the last two years may not be repeated, but we do not believe we are heading into a global recession. Thus, in general, hard asset securities should perform well.

We plan to continue to favor energy companies in the near future, which are expected to post second quarter earnings that are up sharply and which are substantially higher than those of the general market or even those of the technology sector. A reversion back to colder winters this year (with the end of La Nina), increasing demand for natural gas-fired electricity and declining supplies should support higher natural gas prices. On the oil side, current high prices of $30 per barrel for crude may not be maintained. We expect prices to be supported in the mid-$20 range due primarily to a lack of excess capacity as well as a dearth of reinvestment in the industry. We will continue to focus on those energy companies that will benefit the most from these elevated prices.

We expect real estate securities to continue to provide competitive returns in the second half of the year, driven by healthy fundamentals, attractive dividend yields and continued rotation into the sector as a defensive play in an uncertain market.

We would like to thank you for your participation in the Worldwide Hard Assets Fund and look forward to helping you meet your investment objectives in the future.

 [PHOTO]

 /s/ Derek S. van Eck

Derek S. van Eck
Portfolio Manager

July 20, 2000

*The Standard & Poor's 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

                           Worldwide Hard Assets Fund

--------------------------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.


                                    [GRAPH]

                               Sector Weightings
                               as of June 30, 2000

                          Energy                 48.3%
                          Real Estate            19.8%
                          Forest Products         9.8%
                          Precious Metals         7.6%
                          Industrial Metals       6.9%
                          Cash/Equivalents        5.5%
                          Electrical Equipment    1.7%
                          Transportation          0.4%



                                    [GRAPH]

                            Geographical Weightings
                              as of June 30, 2000

                        United States            58.3%
                        Canada                   19.7%
                        Cash/Equivalents          5.5%
                        Australia                 5.1%
                        Other                     4.5%
                        Russia                    3.8%
                        United Kingdom            3.1%

                           Worldwide Hard Assets Fund
                  Representative Holdings as of June 30, 2000*
--------------------------------------------------------------------------------

Global Industries Ltd.
(U.S., 2.4%)

Global Industries provides oil field construction services. These services include pipeline construction, platform installation and removal, diving services and construction support. The company provides its services to the offshore oil and gas industry in the U.S. Gulf of Mexico and select international areas.

Alcoa, Inc.
(U.S., 2.3%)

Alcoa is an integrated aluminum company. The company produces aluminum and alumina. It is involved in mining, refining, smelting, fabricating and recycling. Alcoa serves customers worldwide in the packaging, automotive, aerospace, construction and other markets with a variety of fabricated and finished products.

Talisman Energy, Inc.
(Canada, 2.3%)

Talisman Energy is an independent oil and gas producer. The company has operations in Canada, the North Sea, Indonesia and Sudan. Talisman is also conducting exploration in Algeria and Trinidad.

Boston Properties, Inc.
(U.S., 2.2%)

Boston Properties develops, redevelops, acquires, manages, operates and leases office, industrial and hotel properties. The company has a significant presence in the Boston, Washington, D.C., San Francisco and midtown Manhattan real estate markets.

BP Amoco PLC
(United Kingdom, 2.1%)

BP Amoco is an oil and petrochemicals company. The company explores for and produces oil and natural gas, refines, markets and supplies petroleum products, and manufactures and markets chemicals. BP Amoco has operations in more than 70 countries.

Equity Office Properties Trust
(U.S., 2.1%)

Equity Office Properties is a fully integrated, self-administered and self-managed real estate investment trust (REIT) engaged in acquiring, owning, managing, leasing and renovating office properties and parking facilities. The company's assets are owned by, and its operations are conducted through, EOP Operating Limited Partnership.

Anadarko Petroleum Corp.
(U.S., 2.1%)

Anadarko is an independent oil and gas exploration and production company. The company explores for oil in Kansas, Oklahoma and Texas, as well as offshore in the Gulf of Mexico and Alaska. Anadarko also owns and operates gas-gathering systems in its U.S. core producing areas. It also develops crude oil reserves in Algeria.

Ensco International, Inc.
(U.S., 2.0%)

Ensco, an international offshore contract drilling company, provides marine transportation services in the Gulf of Mexico. The company serves the oil and gas industry.

Canadian Natural Resources Ltd.
(Canada, 2.0%)

Canadian Natural Resources acquires, explores for, develops and produces natural gas, crude oil and related products. The company operates in the Canadian provinces of Alberta, northeastern British Columbia and Saskatchewan. Canadian Natural also operates in areas that have access for exploration activities and where pipeline systems already exist.

Apache Corp.
(U.S., 2.0%)

Apache explores for and produces natural gas, crude oil and natural gas liquids. The company has operations in North America, Egypt, western Australia, Poland, China and Cote d'Ivoire.
-------
*Portfolio is subject to change.

                           Worldwide Hard Assets Fund
                       Schedule of Portfolio Investments
                           June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

  No. of                                             Value
  Shares              Securities (a)                (Note 1)
--------------------------------------------------------------
 AUSTRALIA: 5.1%
 Energy: 2.3%
   514,506 Origin Energy Ltd.                     $    495,480
 2,021,000 Portman Ltd.                                967,089
   422,000 United Energy Ltd.                          822,887
                                                  ------------
                                                     2,285,456
                                                  ------------
 Industrial Metals: 1.3%
    74,500 Capral Aluminum Ltd.                        111,183
   581,750 Mayne Nickless Ltd.                       1,193,550
                                                  ------------
                                                     1,304,733
                                                  ------------
 Precious Metals: 1.5%
   535,000 Newcrest Mining Ltd.                      1,440,046
                                                  ------------
                                                     5,030,235
                                                  ------------
 BERMUDA: 0.4%
 Transportation: 0.4%
    22,000 Knightsbridge Tankers Ltd.                  440,000
                                                  ------------
 BRAZIL: 0.9%
 Forest Products: 0.9%
    44,450 Aracruz Celulose S.A.                       858,441
                                                  ------------
 CANADA: 19.7%
 Energy: 8.5%
    34,532 Alberta Energy Co. Ltd.                   1,394,431
    67,500 Canadian Natural Resources Ltd.           1,959,957
   284,600 Cypress Energy, Inc.                      1,287,609
    26,550 Ensign Resources Service Group, Inc.        874,900
    75,000 NQL Drilling Tools, Inc.                    455,804
    67,650 Talisman Energy, Inc.                     2,240,686
   706,000 Windsor Energy Corp. (b)*                   185,927
                                                  ------------
                                                     8,399,314
                                                  ------------
 Forest Products: 3.8%
   116,000 Abitibi-Consolidated, Inc.                1,087,500
   115,000 Canfor Corp.                              1,021,170
    94,050 Tembec, Inc.                                917,700
   100,000 Timberwest Forest Corp.                     702,276
                                                  ------------
                                                     3,728,646
                                                  ------------
 Industrial Metals: 0.9%
    28,800 Alcan Aluminum Ltd.                         892,800
                                                  ------------
 Precious Metals: 2.9%
    26,000 Barrick Gold Corp.                          472,875
 1,614,800 Brazilian Resources, Inc.                   905,047
   160,900 Placer Dome, Inc.                         1,538,606
                                                  ------------
                                                     2,916,528
                                                  ------------

 No. of                                                 Value
 Shares               Securities (a)                   (Note 1)
-----------------------------------------------------------------
 CANADA (continued)
 Real Estate: 3.6%
  75,000 Brookfield Properties Corp.                 $    995,172
 100,000 Oxford Properties Group, Inc.                  1,144,574
  81,000 TrizecHahn Corp.                               1,447,875
                                                     ------------
                                                        3,587,621
                                                     ------------
                                                       19,524,909
                                                     ------------
 FINLAND: 0.7%
 Forest Products: 0.7%
  72,000 Stora Enso Oyj (R Shares)                        657,242
                                                     ------------
 NETHERLANDS: 1.2%
 Energy: 1.2%
  20,000 Royal Dutch Petroleum Co.                      1,231,250
                                                     ------------
 NORWAY: 0.3%
 Energy: 0.3%
  24,100 Stolt Comex Seaway S.A.                          340,413
                                                     ------------
 RUSSIA: 3.8%
 Energy: 3.8%
  64,100 AO Tatneft (ADR)                                 628,981
   4,299 Khanty-Mansiysk Oil Co. (b)*                   2,042,054
   7,400 Lukoil Holding Corp. (ADR)                       374,884
   7,400 Lukoil Holding Corp. Pfd. (ADR)                  147,124
  22,200 Surgutneftegaz, Inc. (Sponsored ADR)             292,834
  22,200 Surgutneftegaz, Inc. Pfd. (Sponsored ADR)        250,394
                                                     ------------
                                                        3,736,271
                                                     ------------
 SOUTH AFRICA: 1.0%
 Forest Products: 0.7%
  90,000 Sappi Ltd. (ADR)                                 663,750
                                                     ------------
 Precious Metals: 0.3%
     688 Anglo American Platinum Corp. (ADR)               19,828
  15,818 Anglogold Ltd.                                   325,258
   1,011 Western Areas Gold Mining Co. Ltd. (ADR)           2,349
                                                     ------------
                                                          347,435
                                                     ------------
                                                        1,011,185
                                                     ------------
 UNITED KINGDOM: 3.1%
 Energy: 2.1%
  37,600 BP Amoco PLC (ADR)                             2,126,750
                                                     ------------
 Industrial Metals: 1.0%
 229,900 Billiton PLC                                     937,696
                                                     ------------
                                                        3,064,446
                                                     ------------

                       See Notes to Financial Statements

                           Worldwide Hard Assets Fund
                       Schedule of Portfolio Investments
                           June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

 No. of                                                            Value
 Shares                     Securities (a)                       (Note 1)
---------------------------------------------------------------------------
 UNITED STATES: 58.3%
 Electrical Equipment: 1.7%
  50,300 Honeywell International Ltd.                           $ 1,694,481
                                                                -----------
 Energy: 30.1%
  41,650 Anadarko Petroleum Corp.                                 2,053,866
  33,100 Apache Corp.                                             1,946,694
  16,000 Cooper Cameron Corp.                                     1,056,000
  12,600 Enron Corp.                                                812,700
  55,200 Ensco International, Inc.                                1,976,850
  17,758 Exxon Mobil Corp.                                        1,394,003
  59,000 Falcon Drilling Co., Inc.                                1,390,188
 128,000 Global Industries Ltd.                                   2,416,000
  50,500 Global Marine, Inc.                                      1,423,469
  72,000 Grant Prideco, Inc.                                      1,800,000
  35,000 J.P. Morgan & Co., Crude Oil Commodity-Indexed Pref.
          Security 3/04/02                                        1,380,313
  40,700 Nabors Industries, Inc.                                  1,691,594
  87,200 Ocean Energy, Inc.                                       1,237,150
  44,600 Santa Fe International Corp.                             1,558,213
  11,600 Schlumberger Ltd.                                          865,650
   9,520 Smith International, Inc.                                  693,175
  10,000 Texaco, Inc.                                               532,500
  37,980 Tidewater, Inc.                                          1,367,280
  32,807 Transocean Sedco Forex, Inc.                             1,753,124
  20,000 USX-Marathon Group                                         501,250
  21,500 Valero Energy Corp.                                        682,625
  34,000 Williams Companies, Inc. (The)                           1,417,375
                                                                -----------
                                                                 29,950,019
                                                                -----------
 Forest Products: 3.7%
  37,000 Fort James Corp.                                           855,625
  32,000 Georgia-Pacific Corp.                                      840,000
  63,000 Louisiana-Pacific Corp.                                    685,125
  30,000 Weyerhaeuser Co.                                         1,290,000
                                                                -----------
                                                                  3,670,750
                                                                -----------
 Industrial Metals: 3.7%
 171,338 AK Steel Holding Corp.                                   1,370,704
  78,820 Alcoa, Inc.                                              2,285,780
                                                                -----------
                                                                  3,656,484
                                                                -----------
 Insurance: 0.0%
   3,000 Highlands Insurance Group, Inc.                             28,125
                                                                -----------

 No. of                                             Value
 Shares              Securities (a)               (Note 1)
------------------------------------------------------------
 UNITED STATES (continued)
 Precious Metals: 2.9%
 145,000 Homestake Mining Corp.                  $   996,875
  66,975 Stillwater Mining Co.                     1,866,928
                                                 -----------
                                                   2,863,803
                                                 -----------
 Real Estate: 16.2%
  32,000 AMB Property Corp.                          730,000
  16,000 Apartment Investment & Management Co.       692,000
  22,000 Bedford Property Investors, Inc.            408,375
  57,500 Boston Properties, Inc.                   2,220,938
  58,500 Brandywine Realty Trust                   1,118,813
  36,000 Crescent Real Estate Equities Co.           738,000
  76,831 Equity Office Properties Trust            2,117,656
  28,000 Equity Residential Properties Trust       1,288,000
  60,000 Host Marriott Corp.                         562,500
  44,000 Macerich Co. (The)                          970,750
  35,000 Mack-Cali Realty Corp.                      899,062
  64,500 Prentiss Properties Trust                 1,548,000
  35,000 Prologis Trust                              745,938
  65,000 Simon Property Group, Inc.                1,442,187
 236,692 Wyndham International, Inc.                 591,730
                                                 -----------
                                                  16,073,949
                                                 -----------
                                                  57,937,611
                                                 -----------
 Total Stocks and Other Investments: 94.5%
 (Cost: $87,240,024)                              93,832,003

                                                 -----------

                  Short-Term                     Date of
               Obligation: 6.0%                  Maturity Coupon
------------------------------------------------------------------------------
Repurchase Agreement (Note 10): Purchased on
 6/30/00; maturity value $5,926,000 (with State
 Street Bank & Trust Co., collateralized by
 $5,995,000 Federal National Mortgage Associa-
 tion--5.94% due 9/04/01 with a value of
 $6,055,474)
 (Cost: $5,926,000)                               7/03/00  6.45%    5,926,000
                                                                 ------------
Total Investments: 100.5%
 (Cost: $93,166,024)                                               99,758,003
Other assets less liabilities: (0.5)%                                (464,200)
                                                                 ------------
Net Assets: 100%                                                 $ 99,293,803
                                                                 ============

                       See Notes to Financial Statements

                           Worldwide Hard Assets Fund
                       Schedule of Portfolio Investments
                           June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Summary of
Net Assets          % of
By Industry      Net Assets
-----------      ----------
Electrical
 Equipment           1.7%
Energy              48.3%
Forest Products      9.8%
Industrial Met-
 als                 6.9%
Precious Metals      7.6%
Real Estate         19.8%

Summary of
Net Assets                                                          % of
By Industry                                                      Net Assets
-----------                                                      ----------
Transportation                                                       0.4%
Short-term Obligation                                                6.0%
Other assets less liabilities                                       (0.5)%
                                                                   -----
                                                                   100.0%
                                                                   =====

-------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security, see Note 6.
 * Fair value as determined by the Board of Trustees.

Glossary:
ADR-American Depositary Receipt
                       See Notes to Financial Statements

                Worldwide Hard Assets Fund Financial Statements
--------------------------------------------------------------------------------


Statement of Assets and Liabilities
June 30, 2000 (Unaudited)

Assets:
Investments, at value (cost, $93,166,024) (Note 1)...............  $ 99,758,003
Cash and foreign currency........................................        61,206
Cash--initial margin for equity swap (Note 8)....................       110,970
Receivables:
 Securities sold.................................................     3,133,514
 Dividends and interest..........................................       160,728
 Capital shares sold.............................................        81,461
 Due from broker (Note 8)........................................        66,106
                                                                   ------------
  Total assets...................................................   103,371,988
                                                                   ------------
Liabilities:
Payables:
 Securities purchased............................................     3,399,418
 Capital shares redeemed.........................................       536,373
 Due to broker (Note 1)..........................................        94,600
 Unrealized depreciation on forward foreign currency contracts
  (Note 5).......................................................         5,342
 Due to adviser..................................................         3,424
 Accounts payable................................................        39,028
                                                                   ------------
  Total liabilities..............................................     4,078,185
                                                                   ------------
Net assets.......................................................  $ 99,293,803
                                                                   ============
Shares outstanding...............................................     8,818,247
                                                                   ============
Net asset value, redemption and offering price per share.........  $      11.26
                                                                   ============
Net assets consist of:
 Aggregate paid in capital.......................................  $116,610,161
 Unrealized appreciation of investments, swaps and foreign
  currencies.....................................................     6,552,064
 Undistributed net investment income.............................       544,223
 Accumulated realized loss.......................................   (24,412,645)
                                                                   ------------
                                                                   $ 99,293,803
                                                                   ============

Statement of Operations
Six Months Ended June 30, 2000 (Unaudited)

Income (Note 1):
Dividends (less foreign taxes withheld of $34,962).......           $1,040,657
Interest.................................................              184,249
                                                                    ----------
  Total income...........................................            1,224,906
Expenses:
Management (Note 2)......................................  $479,314
Administration (Note 2)..................................     1,772
Reports to shareholders..................................    18,766
Trustees' fees and expenses..............................    15,758
Professional.............................................    15,512
Custodian................................................    15,112
Interest (Note 9)........................................     6,708
Other....................................................    10,076
                                                           --------
  Total expenses.........................................              563,018
                                                                    ----------
  Net investment income..................................              661,888
                                                                    ----------
Realized and Unrealized Gain (Loss) on Investments (Note
 3):
Realized gain from security transactions.................            1,939,965
Realized loss from foreign currency transactions.........              (43,497)
Realized gain from options...............................              712,876
Realized loss from futures contracts.....................              (89,375)
Change in unrealized appreciation of forward foreign
 currency contracts and foreign currency transactions....              (11,646)
Change in unrealized appreciation of investments, swaps
 and options written.....................................             (804,504)
                                                                    ----------
Net gain on investments, forward foreign currency
 contracts and foreign currency transactions.............            1,703,819
                                                                    ----------
Net Increase in Net Assets Resulting from Operations.....           $2,365,707
                                                                    ==========

                       See Notes to Financial Statements

                Worldwide Hard Assets Fund Financial Statements
--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                 Six Months
                                                    Ended
                                                June 30, 2000     Year Ended
                                                 (Unaudited)   December 31, 1999
                                                -------------  -----------------
Increase in Net Assets:
Operations:
 Net investment income........................  $     661,888    $   1,402,621
 Realized gain (loss) from security
  transactions................................      1,939,965       (9,700,166)
 Realized gain (loss) from foreign currency
  transactions................................        (43,497)         147,521
 Realized gain from options...................        712,876          769,188
 Realized gain from futures contracts.........        (89,375)         985,307
 Change in unrealized appreciation of forward
  foreign currency contracts and foreign
  currency transactions.......................        (11,646)          (6,374)
 Change in unrealized appreciation of
  investments, swaps and options written......       (804,504)      23,987,889
                                                -------------    -------------
 Increase in net assets resulting from
  operations..................................      2,365,707       17,585,986
                                                -------------    -------------
Dividends to shareholders from:
 Net investment income........................     (1,112,083)      (1,337,036)
                                                -------------    -------------
Capital share transactions*:
 Net proceeds from sales of shares............    111,895,947      227,914,783
 Reinvestment of dividends and distributions..      1,112,083        1,337,036
 Cost of shares reacquired....................   (113,878,400)    (232,402,878)
                                                -------------    -------------
 Decrease in net assets resulting from capital
  share transactions..........................       (870,370)      (3,151,059)
                                                -------------    -------------
 Total increase in net assets.................        383,254       13,097,891
Net Assets:
Beginning of period...........................     98,910,549       85,812,658
                                                -------------    -------------
End of period (including undistributed net
 investment income of $544,223 and $1,037,915,
 respectively)................................  $  99,293,803    $  98,910,549
                                                =============    =============
* Shares of Beneficial Interest Issued and
  Redeemed (unlimited number of $.001 par
  value shares authorized):
 Shares sold..................................     10,130,842       22,221,297
 Reinvestment of dividends and distributions..        107,864          149,724
 Shares reacquired............................    (10,441,234)     (22,675,520)
                                                -------------    -------------
 Net decrease.................................       (202,528)        (304,499)
                                                =============    =============

                       See Notes to Financial Statements

                          Worldwide Hard Assets Fund
-------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period

                            Six Months                               Eight Months    Year Ended
                          Ended June 30, Year Ended December 31,        Ended         April 30,
                               2000      --------------------------  December 31, --------------------
                           (Unaudited)    1999     1998      1997        1996       1996        1995
                          -------------- -------  -------  --------  ------------ --------    --------
Net Asset Value,
 Beginning of Period....     $ 10.96     $  9.20  $ 15.72  $  16.72    $  16.92   $  13.49    $  13.11
                             -------     -------  -------  --------    --------   --------    --------
Income from Investment
 Operations:
 Net Investment Income..        0.07        0.15     0.21      0.09        0.02       0.12        0.08
 Net Gain (Loss) on
  Investments (both
  Realized and
  Unrealized)...........        0.35        1.75    (4.43)    (0.36)       0.09       3.44        0.37
                             -------     -------  -------  --------    --------   --------    --------
Total from Investment
 Operations.............        0.42        1.90    (4.22)    (0.27)       0.11       3.56        0.45
                             -------     -------  -------  --------    --------   --------    --------
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income.....       (0.12)      (0.14)   (0.09)    (0.31)      (0.16)     (0.13)      (0.07)
 Distributions from
  Realized Capital
  Gains.................          --          --    (2.21)    (0.42)      (0.15)        --          --
Total Distributions.....       (0.12)      (0.14)   (2.30)    (0.73)      (0.31)     (0.13)      (0.07)
                             -------     -------  -------  --------    --------   --------    --------
Net Asset Value, End of
 Period.................     $ 11.26     $ 10.96  $  9.20  $  15.72    $  16.72   $  16.92    $  13.49
                             =======     =======  =======  ========    ========   ========    ========
Total Return (a)........       3.93%      21.00%  (30.93%)   (1.67%)      0.60%     26.66%       3.43%
-------------------------------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of
 Period (000)...........     $99,294     $98,911  $85,813  $155,933    $167,417   $186,370    $127,320
Ratio of Gross Expenses
 to Average Net Assets..       1.17%*      1.26%    1.20%     1.18%       1.24%*     1.08%          --
Ratio of Net Expenses
 (excluding interest
 expense) to Average Net
 Assets.................       1.16%*      1.26%    1.16%     1.17%       1.23%*     1.08%(b)    0.96%
Ratio of Net Investment
 Income to Average Net
 Assets.................       1.38%*      1.39%    1.64%     0.64%       0.10%*     0.81%       0.71%
Portfolio Turnover Rate.      52.38%     199.43%  153.25%   102.82%      46.14%     26.37%      23.30%

-------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for periods of less than one year are not annualized.
(b) The ratio was not impacted by the directed brokerage arrangement.
 * Annualized.

                       See Notes to Financial Statements
-------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)

Note 1--Significant Accounting Policies:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Hard Assets Fund, a diversified fund (the "Fund") of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or

                          Worldwide Hard Assets Fund
-------------------------------------------------------------------------------


Notes to Financial Statements (continued)

losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from such amounts reported in accordance with generally accepted accounting principles.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. Use of Derivative Instruments

Option Contracts--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell
(puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Futures Contracts--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates.

Structured Notes--The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial or commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corp. will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At June 30, 2000, the Fund had a JP Morgan & Co., Crude Oil Commodity--Indexed Preferred Security with a value of $1,380,313 that represented 1.4% of the net assets of the Fund.

Commodity Swaps--The Fund entered into the following commodity swap to gain investment exposure to the relevant spread of the commodity refernce prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker. At June 30, 2000, the Fund had the following outstanding commodity swap (stated in U.S. dollars):

                        Number                              Termi-          Unrealized
                          of              Notional          nation          Deprecia-
 Underlying Prices      Shares             Amount            Date              tion
 -----------------       ------          ----------         -------         ----------
 Oil-Brent (DTD)--
  Platts Crude Oil
  Marketwire Price vs
  the Oil-WTI-
  NYMEXPrice             1,010           $1,155,100         9/30/00          $(94,600)


Note 2--Management Agreement--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 1% of the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions for the six months ended June 30, 2000.

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses.

Note 3--Investments--Purchases and sales of securities other than short-term obligations aggregated $46,940,609 and $49,183,029, respectively, for the six months ended June 30, 2000. For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $93,166,024.As of June 30, 2000, net unrealized appreciation for federal income tax purposes aggregated $6,591,979,

                          Worldwide Hard Assets Fund
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)

of which $15,504,982, related to appreciated securities and $8,913,003 related to depreciated securities.

As of December 31, 1999, the Fund had a capital loss carry forward of $23,536,779 available, $7,560,621 expiring December 31, 2006 and $15,976,158, expiring December 31, 2007.

Transactions in put/call options written for the six months ended June 30, 2000 were as follows:

                                            Number of  Premiums
                                            Contracts  Received
                                            --------- ----------
Options outstanding at beginning of Period    1,200   $1,396,000
                                             ------   ----------
Options written                                 480      480,000
Options expired                                (480)    (480,000)
Options closed                               (1,200)  (1,396,000)
                                             ------   ----------
Options outstanding at end of period              0   $        0
                                             ======   ==========

Note 4--Concentration of Risk--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Note 5--Forward Foreign Currency Contracts--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized gain (loss) from foreign currency transactions. At June 30, 2000, the Fund had the following outstanding forward foreign currency contract:

                                          Value At
                                         Settlement Current   Unrealized
Contracts                                   Date     Value   Depreciation
---------                                ---------- -------- ------------
Forward Foreign Currency Sale Contract:
AUD 1,463,664
 expiring 7/05/00                         $870,149  $875,491   $(5,342)

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Note 6--Restricted Securities

The following securities are restricted as to sale and deemed illiquid:

                                                          Percent of
                                                          Net Assets
 Dates                                           Total        at
 Acquired                              Cost      Value     6/30/00
 --------                           ---------- ---------- ----------
 1/31/97  Khanty-Mansiysk Oil Co.   $1,410,006 $2,042,054    2.1%
 7/09/96-
 5/27/98  Windsor Energy Corp.       1,906,154    185,927    0.2%
                                                             ---
                                                             2.3%
                                                             ===

Note 7--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of June 30, 2000 the total value of the assets and corresponding liability of the Fund's portion of the Plan is $60,111.

Note 8--Equity Swap--The Fund entered into the following equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. At June 30, 2000, the Fund had the following outstanding equity swap (stated in U.S. dollars):

                     Number                                  Termi-
 Underlying            of                 Notional           nation             Unrealized
 Security            Shares                Amount             Date             Appreciation
 ----------           -------             --------           -------           ------------
 Gazprom Oil Co.      680,800             $110,970           3/15/01             $66,106

Note 9--Bank Line of Credit--The Trust may participate with other funds managed by Van Eck in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of

                           Worldwide Hard Assets Fund
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

of shares of the Series, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Series has agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2000, the Fund borrowed an average daily amount of $149,063 at a weighted average interest rate of 6.22% under the Facility.

Note 10--Repurchase Agreements--Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

                                                                [GRAPHIC]
                                                           Retire on Your Terms
                                                            Variable Annuities
Van Eck Global[LOGO]

Investment Adviser:     Van Eck Associates Corporation
       Distributor:     Van Eck Securities Corporation
                        99 Park Avenue, New York, NY 10016  www.vaneck.com


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.